UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 13, 2008 (August 12, 2008)
Triangle Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

001-33130	06-1798488

(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Glenwood Avenue, Suite 104 Raleigh, North Carolina	27612

(Address of Principal Executive Offices)	(Zip Code)
(919) 719-4770

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Resignation of a Director
     On August 12, 2008, Thomas M. Garrott, III notified Triangle Capital Corporation (the “Company”) that, for health related concerns, he must resign as a member of the Company’s board of directors (the “Board”). Mr. Garrott’s resignation is effective immediately.
     Mr. Garrott served as a member of the Company’s board of directors beginning in January 2007, and he was a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee.
     The Company issued a press release on August 12, 2008 announcing Mr. Garrott’s resignation. The text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release Dated August 12, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Triangle Capital Corporation
Date: August 12, 2008	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release Dated August 12, 2008